UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2020
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)
 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street	Holmdel	,	NJ	,	07733
(Address of Principal Executive Offices)					(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	VG	Nasdaq Global Select Market

Item 5.07. Submission of Matters to a Vote of Security Holders.
Vonage Holdings Corp. (the "Company") held its Annual Meeting on June 11, 2020. There were present at the Annual Meeting in person or by proxy stockholders holding an aggregate of 217,962,288 shares of common stock of a total of 245,338,067 shares entitled to vote at the Annual Meeting.
The results of the vote taken at the Annual Meeting were as follows:
Proposal No. 1 – Election of Class I and Class II Directors
The Company elected Hamid Akhavan, Jan Hauser, Priscilla Hung, Carolyn Katz, Alan Masarek, Michael McConnell, John Roberts, and Gary Steele as Class I and Class II directors for a term to expire at the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified. The results of the elections were as follows:

		Votes		Broker
Director Nominees	Votes For	Against	Abstentions	Non-Votes
Hamid Akhavan	193,201,010	1,261,793	253,651	23,246,234
Jan Hauser	193,269,413	1,249,277	197,764	23,246,234
Priscilla Hung	194,189,053	337,530	189,871	23,246,234
Carolyn Katz	193,153,433	1,373,268	189,753	23,246,234
Alan Masarek	194,166,726	376,306	173,422	23,246,234
Michael McConnell	194,052,344	464,496	199,614	23,246,234
John Roberts	190,952,381	3,559,498	204,575	23,246,234
Gary Steele	111,586,006	82,924,995	205,453	23,246,234
The terms of the following directors, who were not up for re-election at the Annual Meeting, will continue: Jeffrey Citron and Stephen Fisher.

Proposal No. 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm

		Votes
	Votes For	Against	Abstentions
Ratification of the Appointment of Independent Registered Public Accounting Firm	214,895,044	2,745,809	321,835

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation

		Votes		Broker
	Votes For	Against	Abstentions	Non-Votes
Advisory Vote to Approve Named Executive Officer Compensation	175,454,868	18,990,947	270,639	23,246,234

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	June 12, 2020	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer

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